                                                                   Exhibit 10.10

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                               SECURITY AGREEMENT

                                      among

                     PACIFIC AEROSPACE & ELECTRONICS, INC.,

                             AEROMET AMERICA, INC.,

                           BALO PRECISION PARTS, INC.,

                        CASHMERE MANUFACTURING CO., INC.,

                             CERAMIC DEVICES, INC.,

                        ELECTRONIC SPECIALTY CORPORATION,

                      NORTHWEST TECHNICAL INDUSTRIES, INC.,

                        PACIFIC COAST TECHNOLOGIES, INC.,

                            PA&E INTERNATIONAL, INC.,

                          SEISMIC SAFETY PRODUCTS, INC.

                                       and

                    SKAGIT ENGINEERING & MANUFACTURING, INC.,
                                  each a Debtor

                                       and

                           FIRST UNION NATIONAL BANK,
                               as Collateral Agent

                           Dated as of March 25, 2002

================================================================================

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
SECTION 1. DEFINITIONS...........................................................  1


SECTION 2. ASSIGNMENT; SECURITY INTERESTS; INSURANCE PROCEEDS....................  2

     2.01  Assignment; Grant of Security Interests...............................  2
     2.02  Power of Attorney.....................................................  3
     2.03  Costs of Enforcement..................................................  4

SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES................................  5

     3.01  Location of Collateral................................................  5
     3.02  Debtor Organization...................................................  5
     3.03  Enforceability........................................................  5
     3.04  Ownership.............................................................  5
     3.05  Business..............................................................  5
     3.06  Control...............................................................  5
     3.07  Liens.................................................................  6
     3.08  Consents..............................................................  6

SECTION 4. SPECIAL PROVISIONS CONCERNING ACCOUNTS; INSTRUMENTS; CHATTEL PAPER;
           COMMERCIAL TORT CLAIMS................................................  6

     4.01  Additional Representations and Warranties.............................  6
     4.02  Maintenance of Records................................................  6
     4.03  Direction to Account Debtors; Contracting Parties; etc................  6
     4.04  Collection............................................................  7
     4.05  Instruments and Chattel Paper.........................................  7
     4.06  Commercial Tort Claims................................................  7

SECTION 5. SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADEMARKS......  7

     5.01  Additional Representations and Warranties.............................  7
     5.02  Infringements.........................................................  7
     5.03  Other Patents, Copyrights and Trademarks..............................  8

SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL; INSURANCE.......................  8

     6.01  Protection of the Collateral Agent's Interests........................  8
     6.02  Further Actions.......................................................  8
     6.03  Financing Statements..................................................  8

     6.04  Location..............................................................  9
     6.05  Adverse Claims........................................................  9
     6.06  Taxes.................................................................  9
     6.07  Tangible Property..................................................... 10
     6.08  No Other Liens........................................................ 10
     6.09  Access................................................................ 10

SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.......................... 10

     7.01  Remedies; Obtaining the Collateral Upon Default....................... 10
     7.02  Remedies; Disposition of the Collateral............................... 12
     7.03  Waiver of Claims...................................................... 12
     7.04  Application of Proceeds............................................... 13
     7.05  Remedies Cumulative................................................... 13
     7.06  Discontinuance of Proceedings......................................... 14

SECTION 8. INDEMNITY............................................................. 14


SECTION 9. MISCELLANEOUS......................................................... 14

     9.01  Notices............................................................... 14
     9.02  Waiver; Amendment..................................................... 14
     9.03  Obligations Absolute.................................................. 14
     9.04  Successors and Assigns................................................ 15
     9.05  Headings Descriptive, etc............................................. 15
     9.06  GOVERNING LAW; SUBMISSION TO JURISDICTION AND VENUE; WAIVER OF
           JURY TRIAL............................................................ 15
     9.07  The Debtors' Duties................................................... 16
     9.08  Termination; Release.................................................. 16
     9.09  Counterparts.......................................................... 16
     9.10  Severability.......................................................... 16
     9.11  Applicability of Note Purchase Agreement.............................. 17
     PATENT STATUS CHART.........................................................  8


SCHEDULE I      COMMERCIAL TORT CLAIMS
SCHEDULE II     DEBTOR AND COLLATERAL DETAILS
SCHEDULE III    PATENTS, COPYRIGHTS AND TRADEMARKS
SCHEDULE IV     ADDRESSES OF THE DEBTORS

                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of March 25, 2002 (this "Agreement"), by and among Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), and Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering & Manufacturing, Inc. (each a "Subsidiary Guarantor"; each Subsidiary Guarantor and the Company are referred to herein individually as a "Debtor" and collectively as the "Debtors"), and First Union National Bank, a national banking association, in its capacity as Collateral Agent for the Secured Parties (as hereinafter defined) (in such capacity, the "Collateral Agent"),


                              W I T N E S S E T H :
                              - - - - - - - - - -


        WHEREAS, each Subsidiary Guarantor is a wholly-owned Subsidiary (as hereinafter defined) of the Company;

        WHEREAS, the Company, the Initial Purchaser (as hereinafter defined) and the Collateral Agent have entered into that certain Note Purchase Agreement, dated as of March 19, 2002 (as such agreement may be amended, restated, modified or supplemented from time to time, the "Note Purchase Agreement");

        WHEREAS, as a condition precedent to the obligations of the Initial Purchaser under the Note Purchase Agreement, each Debtor is required to execute and deliver this Agreement and to grant to the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) a continuing security interest in all of the Collateral (as hereinafter defined) in which it has an interest;

        NOW, THEREFORE, in consideration of the benefits to each Debtor, the receipt and sufficiency of which are hereby acknowledged, each Debtor hereby makes the following assignments, representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

        SECTION 1. DEFINITIONS

        For all purposes of this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement,
(ii) the following terms, which are defined in the UCC (as hereinafter defined) are used herein as so defined: Accession, Account, Chattel Paper, Copyrights, Commercial Tort Claim, Deposit Account, Document, Equipment, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Patent, Proceeds, Supporting Obligation, Tangible Chattel Paper, and Trademark, and (iii) the principles of construction set forth in the Note Purchase Agreement shall apply.

        In addition, the following terms shall have the meanings herein specified:

        "Collateral" has the meaning provided in Section 2.01(a).

        "Collateral Agent" has the meaning specified in the preamble hereto.

        "Collateral Proceeds" shall mean, with respect to a Debtor, "proceeds" as such term is defined in the UCC or under other relevant law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or such Debtor from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of such Debtor, with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to such Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

        "Company" has the meaning specified in the preamble hereto.

        "Debtor" has the meaning provided in the preamble of this Agreement.

        "Note Purchase Agreement" has the meaning provided in the second whereas clause of this Agreement.

        "Secured Obligations" shall mean all obligations, fees, charges, liabilities and indebtedness of every nature of each Debtor from time to time owing to the Collateral Agent and/or the Secured Parties under the Note Purchase Agreement and/or any other Operative Agreement to which such Debtor is a party.

        "Secured Party" shall mean the Collateral Agent, the Initial Purchaser and each other Holder of the Notes.

        "Subsidiary Guarantor" has the meaning specified in the preamble hereto.

        "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date hereof; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

        SECTION 2. ASSIGNMENT; SECURITY INTERESTS; INSURANCE PROCEEDS

        2.01    Assignment; Grant of Security Interests.

        (a) Each Debtor, as security for the prompt and complete payment and performance when due of the Secured Obligations of such Debtor, does hereby assign, pledge, convey, set over and transfer unto the Collateral Agent for the benefit of the Secured Parties, and does hereby grant to the Collateral Agent for the benefit of the Secured Parties a continuing security interest of first priority in, all of the right, title and interest of such Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                (i)     all Equipment, Inventory, Fixtures and Goods of such
        Debtor;

                (ii) all Accounts, Deposit Accounts, Investment Property and all other cash and currency of such Debtor;

                (iii)   all General Intangibles of such Debtor;

                (iv) all Chattel Paper, Documents and Instruments owned by such Debtor;

                (v) all property and interests in property of such Debtor now or hereafter coming into the actual possession, custody or control of the Collateral Agent or any Secured Party in any way and for any purpose (whether for safe keeping, deposit, custody, pledge, transmission, collection or otherwise);

                (vi) all books and records of such Debtor relating to any Collateral;

                (vii) all other property and interests in property of such Debtor constituting personal property;

                (viii) all Commercial Tort Claims of such Debtor, as specified on Schedule I;

                (ix)    all Letter-of-Credit Rights of such Debtor;

                (x)     all Supporting Obligations of such Debtor; and

                (xi) all Accessions and all Collateral Proceeds and products of any and all of the foregoing.

        (b) The Collateral pledged and the security interest granted by each of the Debtors secures the prompt and complete payment and performance of all the Secured Obligations owed by such Debtor, and the security interest of the Collateral Agent held under this Agreement extends to all Collateral which any Debtor may acquire at any time during the continuation of this Agreement.

        2.02    Power of Attorney.

        Each Debtor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact with right of substitution, so that the Collateral Agent or any other Person empowered by the Collateral Agent shall be authorized, without need of further authorization from such Debtor, at any time upon the occurrence of and during the continuance of an Event of Default, in the Collateral Agent's discretion to take any and all actions authorized or permitted to be taken by the Collateral Agent under this Agreement or by law, including but not limited to the power:

                (i) to effect the sale of any of the Collateral in one or more transactions to the extent permitted by law and in such other manner as may be determined by the attorney-in-fact, including the direct sale without public auction of any such Collateral at such price, and upon such terms as may be determined by the attorney-in-fact;

                (ii) to enter upon any premises where the Collateral or any part thereof may be located without the need for a court order or other form of authority otherwise than upon the authority granted herein;

                (iii) to take and retain actual possession and control of any such Collateral as receivers without bond or otherwise, and transport any of it to any location as determined by such attorney-in-fact;

                (iv) to make any repairs, additions and improvements on the Collateral as such attorney-in-fact shall deem proper or necessary;

                (v)     to administer, manage and use any of the Collateral;

                (vi) to conclude any agreement and collect any monies thereunder or otherwise due to any Debtor in respect of, or generated through the usage of, any of the Collateral;

                (vii) to institute and maintain such suits and proceedings as such attorney-in-fact shall deem expedient to prevent any impairment of the Collateral or to preserve and protect such attorney-in-fact's interest therein;

                (viii) to execute and deliver such deeds of conveyance or sale as may be necessary or proper for the purpose of conveying full title and ownership, free from any claims and rights of any Debtor, to any of the Collateral, after foreclosure thereof; and

                (ix) in general, to sign such agreements and documents and perform such acts and things required, necessary or, in the opinion of such attorney-in-fact, advisable, to fully accomplish the purpose hereof.

        Each Debtor hereby confirms and ratifies any and all actions and things performed or done by the Collateral Agent as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

        This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by any Debtor until all of the Secured Obligations have been paid in full.

        2.03    Costs of Enforcement.

        All reasonable costs, expenses, charges and fees paid or incurred by the Collateral Agent in the exercise of any of the rights, remedies or powers granted under this Agreement shall be for the account of the Debtors, and each Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Collateral Agent therefor.

        SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES

        Each Debtor represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement and the payment in full of the Secured Obligations, as follows:

        3.01    Location of Collateral.

        All of the Inventory and Equipment is located at the places specified on
Schedule II. The office where each Debtor keeps its records concerning Accounts and other Collateral is located at the address specified on Schedule II for such Debtor. None of the Accounts is evidenced by an Instrument or by Chattel Paper which have not been delivered to the Collateral Agent.

        3.02    Debtor Organization.

        Each Debtor's exact legal name, state of incorporation or formation, principal place of business and chief executive office are (and for the four months prior to the date hereof has been) as set forth on Schedule II. Each Debtor is qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of such Debtor to enforce the collection of Accounts due from customers residing in such locations.

        3.03    Enforceability.

        This Agreement has been duly executed and delivered by each Debtor and constitutes a legal, valid and binding obligation of such Debtor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

        3.04    Ownership.

        Each Debtor is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral which it owns, free and clear of any Lien whatsoever, except (i) for the Lien created hereby and any other Liens permitted to be created pursuant to the Note Purchase Agreement, (ii) for the Lien on patent no. 4,925,607 in favor of James C. Kyle and (iii) that the assignments of patent nos. 4,925,607 and EP 0 522 687 B1 to Pacific Coast Technologies, Inc. have not been recorded with the appropriate Governmental Authorities. No financing statement or other security instrument is on file in any jurisdiction covering any of the Collateral, other than such as have been filed with respect to (i) the Lien created hereby or (ii) any other Liens permitted to be created pursuant to the Note Purchase Agreement.

        3.05    Business.

        None of the Debtors conducts any business under any name or trade name other than its proper legal name, which is the name set forth on Schedule II. The taxpayer identification number of each Debtor is set forth on Schedule II.

        3.06    Control.

        Except for Inventory in transit in the ordinary course of each Debtor's business, such Debtor has exclusive possession and control of the Inventory and Equipment.

        3.07    Liens.

        This Agreement creates a continuing Lien in the Collateral, securing the payment of the Secured Obligations.

        3.08 Consents.

        No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required with respect to each Debtor in connection with either (i) the grant by such Debtor of the Lien created hereby or the execution, delivery or performance of this Agreement by such Debtor or (ii) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder, other than the filing of financing statements and continuation statements with the Secretary of State of the State of Washington.

        SECTION 4. SPECIAL PROVISIONS CONCERNING ACCOUNTS; INSTRUMENTS; CHATTEL
                   PAPER; COMMERCIAL TORT CLAIMS

        4.01    Additional Representations and Warranties.

        As of the time when each Account arises, each Debtor shall be deemed to have represented and warranted, to the best of its knowledge and belief and unless otherwise disclosed by such Debtor in writing to the Collateral Agent, that such Account, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, will evidence true and valid obligations, enforceable in accordance with their respective terms and will be in compliance and will conform with all applicable law.

        4.02    Maintenance of Records.

        Each Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon (subject to customary record retention policies) and all other dealings therewith, and such Debtor will make the same available to the Collateral Agent and the Secured Parties and their respective representatives for inspection, at such Debtor's own cost and expense, at all reasonable times upon reasonable prior written notice. Each Debtor shall, at its own cost and expense, deliver all tangible evidence of the Accounts (including, without limitation, all documents evidencing the Accounts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Debtor) upon its demand at any time after the occurrence of and during the continuance of an Event of Default. If the Collateral Agent so directs, each Debtor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts, as well as books, records and documents of such Debtor evidencing or pertaining to the same with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

        4.03    Direction to Account Debtors; Contracting Parties; etc.

        Each Debtor agrees that upon the occurrence of and during the continuance of an Event of Default, the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts to make payments with respect thereto as directed by the Collateral Agent and (ii) the Collateral Agent may apply, without notice to or assent by such Debtor, any or all such amounts in the manner provided in the Note Purchase Agreement.

        4.04    Collection.

        Each Debtor shall endeavor to cause to be collected from the account debtor named in such Debtor's Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that, unless an Event of Default shall have occurred and be continuing (and shall not have been waived by an appropriate vote or other action by the Secured Parties), such Debtor may, subject to compliance with the Note Purchase Agreement and other Operative Agreements, allow in the ordinary course of business as adjustments to amounts owing under such Debtor's Accounts
(i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Debtor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services.

        4.05    Instruments and Chattel Paper.

        If any Collateral shall be evidenced by any Instrument or Chattel Paper, each Debtor shall within 10 days thereof either (i) deliver or pay over or otherwise credit to the account of the Collateral Agent such Instrument or Chattel Paper; or (ii) notify the Collateral Agent thereof, and shall upon request by the Collateral Agent promptly deliver such Instrument or Chattel Paper to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

        4.06    Commercial Tort Claims.

        If any Debtor becomes involved, or becomes aware of a reasonable likelihood of becoming involved, in a Commercial Tort Claim, such Debtor shall within 10 days thereof provide the Collateral Agent with reasonable details thereof such that Schedule I may be appropriately updated.

        SECTION 5. SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND
                   TRADEMARKS

        5.01    Additional Representations and Warranties.

        Each Debtor represents and warrants that as of the Closing Date, such Debtor owns the Patents, Copyrights and Trademarks set forth on Schedule III.

        5.02    Infringements.

        Promptly upon learning thereof, each Debtor shall notify the Collateral Agent in writing of all pertinent details available thereto, with respect to any infringement or other violation of such Debtor's rights in any Patent, Copyright or Trademark that could reasonably be expected to have a Material Adverse Effect, whether or not such right is presently held by such Debtor. As to each such instance, to the extent deemed appropriate by such Debtor in its commercially reasonable judgement, and to the extent permitted by all requirements of law, such Debtor shall diligently pursue a remedy. Promptly upon learning thereof, such Debtor shall notify the Collateral Agent in writing of any claim that any activity of such Debtor infringes or otherwise violates the right of any third party with respect to any Patent, Copyright or Trademark.

        5.03    Other Patents, Copyrights and Trademarks.

        If any Debtor hereafter acquires rights in any material Patent, Copyright or Trademark, such Debtor shall deliver to the Collateral Agent within 30 days, a copy of such Patent, Copyright or Trademark.

        SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL; INSURANCE

        6.01    Protection of the Collateral Agent's Interests.

        Each Debtor will do nothing to impair the rights of the Collateral Agent in the Collateral; provided, however, that nothing herein shall prevent such Debtor, prior to the exercise by the Collateral Agent of any such rights, from undertaking such Debtor's operations in the ordinary course of business. Each Debtor assumes all liability and responsibility in connection with the Collateral which it owns and the liability of such Debtor with respect to the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever be unavailable to such Debtor.

        6.02    Further Actions.

        Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of the Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Collateral Agent, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

        6.03    Financing Statements.

        Each Debtor agrees to file such financing statements as are necessary to establish and maintain the security interests contemplated hereunder as valid, enforceable, first priority security interests as provided herein, and to sign and deliver to the Collateral Agent such financing statements (or similar statement or instrument of registration under the law of any jurisdiction), in form reasonably acceptable to the Collateral Agent as it may from time to time reasonably request or as are necessary or desirable in its reasonable opinion to establish and maintain the security interests contemplated hereunder as valid, enforceable first priority security interests as provided herein and the other rights and security contemplated herein, all in accordance with the UCC or any other applicable law. Each Debtor will pay any applicable filing fees and related reasonable expenses in connection with such financing statements (or similar statement or instrument of registration). Each Debtor authorizes the Collateral Agent to file any such financing statements without the signature of such Debtor to the extent permitted by law. In addition, each Debtor hereby irrevocably makes, constitutes and appoints Collateral Agent (and all Persons designated by the Collateral Agent for that purpose) such Debtor's true and lawful attorney-in-fact to sign the name of such Debtor on any financing statement or other writing necessary or requested by the Collateral Agent to perfect its Lien on or in any of the Collateral or to maintain the perfection thereof. The Collateral Agent agrees to provide the relevant Debtor with a copy of any financing statement filed by it without the signature of such Debtor promptly after the filing thereof.

        6.04    Location.

        Each Debtor shall not (i) change the location of its chief executive office or principal place of business from the address specified on Schedule II or remove its books and records from the location specified on Schedule II, (ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, or (iii) change the location of any other Collateral to a location not listed on Schedule II, unless, in any such case, it shall have provided at least thirty (30) days' prior written notice to the Collateral Agent of any such change; provided, however, this
Section 6.04 shall not restrict the Debtors from disposing of or removing any Collateral for repairs or similar purposes in the ordinary course of its business and in accordance with the terms of the Note Purchase Agreement. Each Debtor shall from time to time notify the Collateral Agent of each location at which any material portion of the Collateral or such books and records are to be kept for temporary processing, storage, repair or similar purposes. No action requiring notice to the Collateral Agent under this paragraph shall be effected until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected Lien of the Collateral Agent on and in the Collateral affected thereby shall have been taken, and until the Collateral Agent shall have received such opinions of counsel with respect thereto as it may have reasonably requested.

        6.05    Adverse Claims.

        Each Debtor shall defend the Collateral against all claims and demands of all Persons (other than the Collateral Agent, the Secured Parties and holders of Liens permitted to be created pursuant to the Note Purchase Agreement) claiming an interest therein. Each Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent that (i) such Debtor is, in good faith and by appropriate proceedings, contesting the validity thereof and (ii) the Collateral that is the subject thereof is not in imminent risk of seizure, levy, sale, execution or other process.

        6.06    Taxes.

        Each Debtor confirms to the Collateral Agent that any and all taxes or fees relating to its business, including, but not limited to, the Accounts and all goods relating thereto, are its sole responsibility and shall be paid by such Debtor when due; provided, however, that unless such taxes or fees represent a Lien on the Collateral of such Debtor, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as reflected on the audited financial statements for the relevant fiscal year in accordance with GAAP, and, to the extent such reserves shall be taken thereafter, consistent with such Debtor's practices. Each Debtor shall maintain its status as a validly existing legal entity, and shall remain qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of such Debtor to enforce collection of the Accounts due from customers residing in such locations.

        6.07    Tangible Property.

        Each Debtor agrees that all Collateral consisting of tangible property is now and shall remain personal property, notwithstanding the manner in which such Collateral or any part thereof shall now or hereafter be affixed or annexed to real estate. Each Debtor shall use commercially reasonable efforts to obtain and deliver to the Collateral Agent such instruments as may reasonably be requested by the Collateral Agent pursuant to which any Person with an interest in any real property upon which all or any part of the tangible Collateral is now or may hereafter be located consents to the Liens created hereby, disclaims any Lien on or other interest in the tangible Collateral, waives in favor of the Collateral Agent all right to distrain or levy upon such Collateral for rent or other payments due or to become due to such Person, and authorizes the Collateral Agent to enter upon the relevant premises at any time to remove such Collateral.

        6.08    No Other Liens.

        No Debtor shall grant, create or permit to exist any Lien upon all or any portion of the Collateral, or any proceeds thereof, in favor of any other Person other than the Collateral Agent and shall not create, or permit to exist, any obligations, other than those secured by Liens permitted to be created pursuant to the Note Purchase Agreement, that are secured thereby.

        6.09    Access.

        Each Debtor shall permit the Collateral Agent, or its representatives, to have access to the Inventory and the Equipment, and other tangible Collateral for purposes of inspection during normal business hours and upon reasonable notice to such Debtor; and shall promptly notify the Collateral Agent in writing of any material loss or damage to the Inventory, Equipment or other Collateral.

        SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

        7.01    Remedies; Obtaining the Collateral Upon Default.

        Each Debtor agrees that, if any Event of Default shall have occurred and be continuing, subject to applicable cure periods, (and shall not have been waived by an appropriate vote or other action by the Secured Parties), then and in every such case, subject to the terms and provisions of the Note Purchase Agreement and any applicable law, the Collateral Agent, in addition to any rights now or hereafter existing under any applicable law, shall have all rights as a secured creditor under the UCC or other any applicable law in all relevant jurisdictions and may, acting pursuant to and in accordance with the terms of the Note Purchase Agreement and other Operative Agreements:

        (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Debtor; and

        (b) instruct the obligor or obligors on any agreement, instrument or other obligation, and the Accounts constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent; and

        (c) sell, assign or otherwise liquidate, or direct such Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

        (d) take possession of the Collateral or any part thereof, by directing such Debtor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Debtor shall at its own expense:

                (i) forthwith cause the same, to the extent reasonably feasible, to be moved to the place or places so designated by Collateral Agent and there delivered to the Collateral Agent,

                (ii) store and keep any Collateral so delivered to the Collateral Agent (to the extent not physically delivered to the Collateral Agent) at such place or places pending further action by the Collateral Agent as provided in Section 7.02, and

                (iii) while such Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

        it being understood that such Debtor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Debtor of such obligation; and

        (e) take and practice or use or sell any or all of such Patents, Copyrights or Trademarks, or take and use or sell each Debtor's rights in such Patents, Copyrights or Trademarks, along with the goodwill and all other elements of such Debtor's ongoing business symbolized by such assets and secured under this Agreement, and the right to carry on the business of the Debtors in connection with which such assets have been used; and

        (f) direct the Debtors to refrain, in which event the Debtors shall refrain, from practicing under such Patent and Copyright rights directly or indirectly, or from using the Trademarks in any manner, directly or indirectly, and if requested by the Collateral Agent, the Debtors shall change their respective names to eliminate therefrom any use of any Trademarks, and execute any other and further documents which the Collateral Agent may request further to confirm the foregoing and to permit the Collateral Agent to enforce its remedies relating to such Trademarks, Patents and/or Copyrights.

        7.02    Remedies; Disposition of the Collateral.

        Any Collateral repossessed by the Collateral Agent under or pursuant to
Section 7.01, and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, upon written direction in compliance with all applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than ten days' written notice to the relevant Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten days after the giving of such notice, to the right of such Debtor or any nominee of such Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. To the extent permitted by all requirements of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
7.02. If, under any applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Debtor as hereinabove specified, the Collateral Agent shall give such Debtor only such notice of disposition as shall be reasonably practicable in view of such applicable law.

        7.03    Waiver of Claims.

        Except as otherwise provided in this Agreement, EACH DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY ALL REQUIREMENTS OF LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, IN EACH CASE IF AND AS PERMITTED BY ALL REQUIREMENTS OF LAW, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, and each Debtor hereby further waives, to the extent permitted by all applicable law:

                (i) all damages occasioned by such taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of the Collateral Agent or any Person acting on its behalf or instruction;

                (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and such Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such applicable of law.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against such Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Debtor.

        7.04    Application of Proceeds.

        The proceeds of any Collateral obtained pursuant to Section 7.01 or disposed of pursuant to Section 7.02 shall be applied in the following order:

                FIRST, to the payment of all reasonable out-of-pocket fees and costs and expenses (including without limitation reasonable attorneys' fees) of the Collateral Agent under the Operative Agreements, including, but not limited to, those incurred in connection with enforcing the rights of Collateral Agent and the Holders under the Operative Agreements;

                SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Holders in connection with enforcing its rights under the Operative Agreements or otherwise with respect to the Obligations owing to such Holder;

                THIRD, to the payment of all accrued interest and fees on or in respect of the Obligations;

                FOURTH, to the payment of the outstanding principal amount of the Obligations;

                FIFTH, to all other obligations which shall have become due and payable under the Operative Agreements or otherwise and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

                SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

        Each Debtor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

        7.05    Remedies Cumulative.

        No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder or under any other Operative Agreement and no course of dealing between any Debtor and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Operative Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Operative Agreement expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Collateral Agent or any Secured Party would otherwise have. No notice to or demand on a Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or any Secured Party to any other or further action in any circumstances without notice or demand.

        7.06    Discontinuance of Proceedings.

        In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Debtor, Collateral Agent and the Secured Parties shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

        SECTION 8. INDEMNITY

        The provisions of Section 15(b) of the Note Purchase Agreement are incorporated herein by reference.

        SECTION 9. MISCELLANEOUS

        9.01    Notices.

        All notices and other communications hereunder shall be given in the manner specified in Section 18 of the Note Purchase Agreement to the parties hereto at their respective addresses specified in the Note Purchase Agreement or, with respect to the Subsidiary Guarantors, at their respective addresses set forth on Schedule IV hereto.

        9.02    Waiver; Amendment.

        This Agreement may be amended, restated, waived, discharged, or (except as provided in Section 9.08) terminated only by an instrument in writing executed by all of the parties hereto. Promptly after the execution of any and all amendments , supplements and waivers, of and to the Collateral, originals, if reasonably available and, if not, copies of such amendments, supplements and waivers shall be delivered to the Collateral Agent.

        9.03    Obligations Absolute.

        The obligations of each Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Purchase Agreement or any of the Operative Agreements or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Operative Agreements; (iii) any furnishing of any additional security (including, without limitation, any assets, whether now owned or hereafter acquired, upon which a Lien is created or granted from time to time) to the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor. In the event of any inconsistency between this Agreement and the Note Purchase Agreement, the Note Purchase Agreement shall govern.

        9.04    Successors and Assigns.

        This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and shall inure to the benefit of the Secured Parties; provided, however, that each Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and the Secured Parties. The Collateral Agent may transfer, assign or grant all or such relevant part of its rights hereunder in accordance with the provisions of the Note Purchase Agreement. All agreements, statements, representations and warranties made by each Debtor herein or in any certificate or other instrument delivered by such Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Collateral Agent and the Secured Parties and shall survive the execution and delivery of this Agreement, the Note Purchase Agreement and the other Operative Agreements regardless of any investigation made by the Collateral Agent and the Secured Parties or on their behalf.

        9.05    Headings Descriptive, etc.

        The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        9.06 GOVERNING LAW; SUBMISSION TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

        (a) Each Debtor and the Collateral Agent, to the extent that they may lawfully do so, hereby consent to service of process, and to be sued, in the Borough of Manhattan, City and State of New York, and consent to the nonexclusive jurisdiction of the courts of the State of New York located in such Borough and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action, or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have as to venue in any such courts.

        (b) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE DEBTORS OR THE COLLATERAL AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

        9.07    The Debtors' Duties.

        It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall have no obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall the Collateral Agent or the Secured Parties be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or with respect to any Collateral.

        9.08    Termination; Release.

        This Agreement shall terminate when all Secured Obligations have been paid in full, and the Collateral Agent, at the written request and expense of the relevant Debtor, will promptly execute and deliver to such Debtor the proper instruments (which shall include UCC termination statements on form UCC-3 or such other similar form which may then be required by law to terminate such security interest) acknowledging the termination of this Agreement, and will promptly duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty) free from any interest of the Collateral Agent or Lien granted hereunder such of the Collateral as may be in possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement together with such notices to third parties as may be necessary to countermand any notices previously sent to them pursuant hereto.

        9.09    Counterparts.

        This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        9.10    Severability.

        In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby. In addition, each Debtor and the Collateral Agent undertake to negotiate in good faith with a view to replacing such invalid, illegal or unenforceable provision with another provision not so invalid, illegal or unenforceable with the same or similar effect.

        9.11    Applicability of Note Purchase Agreement.

        In amplification of, and notwithstanding any other provisions of this Agreement, in connection with its obligations hereunder, the Collateral Agent has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the Note Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        PACIFICE AEROSPACE & ELECTRONICS, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Chief Executive Officer
                                                  and President



                                        AEROMET AMERICA, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Executive Vice President



                                        BALO PRECISION PARTS, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Executive Vice President



                                        CASHMERE MANUFACTURING CO., INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Executive Vice President



                                        CERAMIC DEVICES, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Executive Vice President



                                        ELECTRONIC SPECIALTY CORPORATION


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name:  Donald A. Wright
                                           Title: Executive Vice President

                                        NORTHWEST TECHNICAL INDUSTRIES, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name: Donald A. Wright
                                           Title: Executive Vice President



                                        PACIFIC COAST TECHNOLOGIES, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name: Donald A. Wright
                                           Title: Executive Vice President



                                        PA&E INTERNATIONAL, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name: Donald A. Wright
                                           Title: President



                                        SEISMIC SAFETY PRODUCTS, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name: Donald A. Wright
                                           Title: Executive Vice President



                                        SKAGIT ENGINEERING & MANUFACTURING, INC.


                                        By: /s/ Donald A. Wright
                                           -------------------------------------
                                           Name: Donald A. Wright
                                           Title: Executive Vice President

                                        FIRST UNION NATIONAL BANK, not in its
                                        individual capacity, but solely as
                                        Collateral Agent


                                        By: /s/ Paul Thompson
                                           -------------------------------------
                                           Name:  Paul Thompson
                                           Title: Vice President

                                                                      SCHEDULE I



                             COMMERCIAL TORT CLAIMS


None.

                                                                     SCHEDULE II



                          DEBTOR AND COLLATERAL DETAIL

    COMPANY                           LOCATION                          USE
    -------                           --------                          ---
1.  PA&E                     430 Olds Station Road             PA&E headquarters
                             Wenatchee, WA 98801

2.  Northwest Technical      2249 Diamond Point Road           Bonded Metals Div. operations
    Industries, Inc.         Sequim, WA 98382

3.  Cashmere                 Port of Chelan                    Mach. Div. Operations
    Manufacturing Co.,       432 Olds Station Rd.
     Inc.                    Wenatchee, WA  98801

4.  Pacific Coast            Port of Chelan                    Electr. Group Operations
    Technologies, Inc.       434 Olds Station Rd.
                             Wenatchee, WA  98801

5.  PA&E                     Port of Chelan                    Mach. Div. Operations
                             200 Olds Station Rd.
                             Wenatchee, WA  98801

6.  PA&E                     Port of Chelan                    Mach. Div. Operations
                             2605 Chester Kimm Road
                             Wenatchee, WA  98801

7.  Electronic Specialty     Erickson Realty, Ltd.             Display Div. Operations
    Corporation              14511 NE 13th Ave.                (not in use)
                             Vancouver, WA  98685

8.  Skagit Engineering &     Sea-Land Development              Eng. & Fab. Div. Operations
    Manufacturing, Inc.      500 Metcalf Street                (not in use.
                             Sedro-Woolley, WA  98284          Partially terminated)

9.  Skagit Engineering &     220th Street LLC                 Eng. & Fab. Office
    Manufacturing, Inc.      6808 220th St. SW                (subleased)
                             Suite 200
                             Mountlake Terrace, WA  98043

10. Northwest Technical      Rayonier, Inc.                   Remote blasting site
    Industries, Inc.         (site has no address)

                                                                    SCHEDULE III

                       PATENTS, COPYRIGHTS AND TRADEMARKS

                        PACIFIC COAST TECHNOLOGIES, INC.

                               PATENT STATUS CHART


       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           ATTORNEY DOCKET NO.  INVENTORS         SERIAL NO.     FILING DATE      PATENT NO.       ISSUE DATE
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.                42474/5        James C. Kyle                     07.16.81        4,507,522         03.26.85


          USA                   Kyle 12
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.                42474/5        James C. Kyle                     05.02.84        4,512,791         04.23.85


          USA                   Kyle 13
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.                42474/5        James C. Kyle                     05.02.84        4,514,207         04.30.85


          USA                   Kyle 14
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.                42474/5        James C. Kyle                     10.08.82        4,514,590         04.30.85


          USA                   Kyle 15

----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
      PCT, Inc.                42474/5        James C. Kyle                     11.04.82        4,518,820         05.21.85


          USA                   Kyle 16
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.                42474/5        James C. Kyle                     05.02.84        4,593,758         06.10.86


          USA                   Kyle 17
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------


       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY                EXPIRATION DATE          TITLE                STATUS             MAINTENANCE FEE DUE DATES
----------------------         ---------------    -------------------------  -----------------  ----------------------------------
       PCT, Inc.                   03.26.02       TERMINAL ASSEMBLY          IN FORCE           No further fees due


          USA
----------------------         ---------------    -------------------------  -----------------------------------------------------
       PCT, Inc.                   04.23.02       HERMETICALLY SEALED        IN FORCE           No further fees due
                                                  INSULATING ASSEMBLY

          USA
----------------------         ---------------    -------------------------  -----------------------------------------------------
       PCT, Inc.                   04.30.02       METHOD FOR MAKING          IN FORCE           No further fees due
                                                  TERMINAL ASSEMBLY FOR
                                                  HEART PACEMAKER
          USA
----------------------         ---------------    -------------------------  -----------------------------------------------------
       PCT, Inc.                   10.08.02       ELECTRICAL TERMINAL        IN FORCE           No further fees due
                                                  ASSEMBLY

          USA

----------------------         ---------------    -------------------------  -----------------------------------------------------
      PCT, Inc.                   11.04.02       TERMINAL ASSEMBLY FOR      IN FORCE           No further fees due
                                                  HEART PACEMAKER

          USA
----------------------         ---------------    -------------------------  -----------------------------------------------------
       PCT, Inc.                   06.10.03       HERMETICALLY SEALED        IN FORCE           No further fees due
                                                  INSULATING ASSEMBLY

          USA
----------------------         ---------------    -------------------------  -----------------------------------------------------



       APPLICANT/
        PATENTEE/
        ASSIGNEE
        COUNTRY           ATTORNEY DOCKET NO.      INVENTORS      SERIAL NO.    FILING DATE    PATENT NO.    ISSUE DATE
----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.                42474/5          James C. Kyle                    12.04.84     4,654,752     03.31.87

          USA                   Kyle 18

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.                42474/5          James C. Kyle                    06.29.84     4,657,337     04.14.87

          USA                   Kyle 19

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
      PCT, Inc.(1)              42474/5          James C. Kyle                    10.20.83     4,925,607     5.15.90

          USA                   Kyle 20

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
      PCT, Inc.                 42474/5          James C. Kyle                    09.20.82     4,935,583     06.19.90

          USA                   Kyle 21

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
      PCT, Inc.                 42474/6          Edward A.                        01.07.92     5,298,683     03.29.94
                                                 Taylor
          USA                   Taylor 1

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------



       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           EXPIRATION DATE              TITLE                  STATUS            MAINTENANCE FEE DUE DATES
----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              12.04.04       TERMINAL ASSEMBLY            IN FORCE            No further fees due
                                             AND METHOD OF MAKING
         USA                                 TERMINAL ASSEMBLY

----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              06.29.04       ELECTRICAL CONNECTOR &       IN FORCE            No further fees due
                                             METHOD OF PRODUCING
         USA                                 ELECTRICAL CONNECTOR

----------------------    ---------------    -------------------------    ----------------    -----------------------------
      PCT, Inc.(1)            05.15.07       ELECTRICAL INSULATING        IN FORCE            Release of Sec'y Int. sent to
                                             MATERIAL FORMED FROM AT                          Kyle for signature 01.02.
         USA                                 LEAST ONE FLUX AND A                             Sec'y Int. not yet released;
                                             CRYSTALLINE STUFFING                             need to correct fee payment.
                                             MATERIAL
----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              06.19.07       INSULATED CONDUCTOR WITH     IN FORCE            No further fees due
                                             CERAMIC-CONNECTED
         USA                                 ELEMENTS

----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              01.07.12       DISSIMILAR METAL             IN FORCE            09.29.05
                                             CONNECTORS
         USA

----------------------    ---------------    -------------------------    ----------------    -----------------------------

----------------------
1 Assignment to PCT, Inc. included security interest to Kyle. Obligation to Kyle has been satisfied. Requested and have not yet received the executed release of the security interest.

       APPLICANT/
        PATENTEE/
        ASSIGNEE
        COUNTRY           ATTORNEY DOCKET NO.      INVENTORS      SERIAL NO.    FILING DATE    PATENT NO.    ISSUE DATE
----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.              42474/7            Edward A.                       06.02.94      5,433,260     07.18.95
                                                 Taylor
          USA                 Taylor 2

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.              42474/7            Edward A.                       06.19.95      5,675.122     10.07.97
                                                 Taylor
          USA                 Taylor 3

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.              42474/19c1         Edward           09/006,696      01.14.98     5,986,208     11.16.99
                                                 A.Taylor;
          USA                 Taylor 5           Marshall Neal
                                                 Hulbert

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.              42474/801          Brian Lasater    09/076,230      05.12.98     6,221,513     04.24.01

          USA                 Lasater 1

----------------------    -------------------    -------------    ----------    -----------    ----------    ----------
       PCT, Inc.             42474/801 PCT       Brian Lasater      99 921        Priority
                                                                     874.6          Date
        EUROPE            Lasater 1 PCT Int'l                                     05.11.99

                                                                                 PCT/US99/
                                                                                   10313

                                                                                 Published
                                                                                 11.18.09
                                                                                   as WO
                                                                                 99/58322.


       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           EXPIRATION DATE              TITLE                   STATUS           MAINTENANCE FEE DUE DATES
----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              07.27.12       SEALABLE ELECTRONIC          IN FORCE            01.18.03, 01.18.07
                                             PACKAGES & METHODS OF
         USA                                 PRODUCING & SEALING SUCH
                                             PACKAGES
----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              07.27.12       SEALABLE ELECTRONIC          IN FORCE            04.07.05
                                             PACKAGES
         USA                                                                                  04.07.09

----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              03.19.16       WAVEGUIDE WINDOW             IN FORCE            05.16.03, 05.16.07, 05.16.11
                                             ASSEMBLY AND MICROWAVE
         USA                                 ELECTRONICS PACKAGE

----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.              05.12.18       METHODS FOR HERMETICALLY     IN FORCE            BROADENING REISSUE DEADLINE
                                             SEALING CERAMIC TO                               04.24.03; MAINT. FEES DUE:
         USA                                 METALLIC SURFACES AND                            10.24.04, 10.24.08, 10.24.12
                                             ASSEMBLIES
                                             INCORPORATING SUCH SEALS
----------------------    ---------------    -------------------------    ----------------    -----------------------------
       PCT, Inc.                             METHODS AND MATERIALS        Pending;            Maintenance fee due annually.
                                             FOR SEALING CERAMIC TO       Designated
        EUROPE                               METALLIC SURFACES            countries are:
                                                                          Switzerland-
                                                                          Liechtenstein,
                                                                          Germany; Denmark,
                                                                          France, Great
                                                                          Britain, Italy,
                                                                          Netherlands and
                                                                          Sweden;

       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           ATTORNEY DOCKET NO.  INVENTORS         SERIAL NO.     FILING DATE      PATENT NO.       ISSUE DATE
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------

----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.          42474/802aLasater 4  Brian Lasater     09/235,223      01.22.99        6,232,004         05.15.01

          USA



----------------------    -------------------  -------------     ----------    --------------    ----------       ----------
       PPCT, Inc.            42474/802PCT      Brian Lasater    99 920 345.8     Priority
                                                                               Date 05.05.99
         EUROPE                Lasater 3
                                                                               PCT/US99/09819

                                                                               Published
                                                                               11.18.99 as
                                                                               WO 99/58690.
----------------------    -------------------  -------------     ----------    --------------    ----------       ----------
         PCT, Inc.            42474/17-5        Edward J.                      07.09.91           5,110,307         05.05.92
           USA                                  Rapoza
                              Rapoza


       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           EXPIRATION DATE          TITLE               STATUS             MAINTENANCE FEE DUE DATES
----------------------    ---------------   -------------------------  --------------------------------------------------------

----------------------    --------------    -------------------------  ---------------------------------------------------------
       PCT, Inc.            05.06.18        METHODS FOR TREATING       IN FORCE           BROADENING REISSUE DEADLINE 05.15.03;
                                            CERAMIC MATERIALS AND                         MAINT. FEES DUE:  11.15.04;
          USA                               CERAMIC MATERIALS                             11.15.08; 11.15.12
                                            PRODUCED THEREBY
                                            (Zirconia treatment
                                            with metals)
----------------------    --------------    -------------------------  ---------------------------------------------------------
       PPCT, Inc.                           METHODS FOR TREATING       Pending;           Maintenance fee due annually
                                            CERAMIC MATERIALS AND      Switzerland-
         EUROPE                             IMPROVED TREATED CERAMIC   Liechtenstein,
                                            MATERIALS PRODUCED         Germany; Denmark
                                            THEREBY (Zirconia          France, Great
                                            staining with titanium)    Britain, Italy,
                                                                       Netherlands and
                                                                       Sweden
----------------------    --------------    -------------------------  ---------------------------------------------------------
         PCT, Inc.          07.09.11        LASER                      IN FORCE           11.05.03
                                            WELDABLE
           USA                              HERMETIC
                                            CONNECTOR

       APPLICANT/
       PATENTEE/
        ASSIGNEE
        COUNTRY           ATTORNEY DOCKET NO.  INVENTORS         SERIAL NO.     FILING DATE      PATENT NO.       ISSUE DATE
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.               42474/17        Edward J.                         05.04.92        5,405,272        04.11.95
                                               Rapoza

          USA                  Rapoza 2

----------------------    -------------------  -------------     ----------     ------------     ----------       ----------
                               42474/17        Edward J.         92303983.8      05.01.92        EP 0 522         03.05.97
                                               Rapoza                                            687 B1

        UK(2)                  Rapoza 3
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
    PCT, Inc.                  42474/17        Edward J.         Can.            04.30.92        2,067,667         12.25.01
    CANADA                                     Rapoza            20676671

                               Rapoza 4
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.               42474/17        William F.                        11.01.90        5,041,019         08.20.91
                                               Sharp, et al.

          USA                   Sharp 1
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.               42474/17        William F.                        03.18.91        5,109,594         05.05.92
                                               Sharp, et al.

          USA                   Sharp 2
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------
       PCT, Inc.               42474/17        Wayne R. Snow,                    09.26.85        4,690,480         09.01.87
                                               et. al.

          USA                   Snow 1
----------------------    -------------------  -------------     ----------     -----------      ----------       ----------


       APPLICANT/
       PATENTEE/
       ASSIGNEE
        COUNTRY            EXPIRATION DATE              TITLE                STATUS            MAINTENANCE FEE DUE DATES
----------------------    ------------------   ------------------------   ----------------   -----------------------------
       PCT, Inc.
                               04.11.12          LASER WELDABLE HERMETIC     IN FORCE          10.11.02, 10.11.06
                                                  CONNECTOR
          USA
----------------------    ------------------   ------------------------   ----------------   -----------------------------
                               05.01.12          LASER WELDABLE HERMETIC     EU patent         ANNUALLY ON MAY 3RD
        UK(2)                                     CONNECTOR                enforceable in
                                                                                UK
----------------------    ------------------   ------------------------   ----------------   -----------------------------
    PCT, Inc.                  04.30.12          LASER WELDABLE HERMETIC     IN FORCE          ANNUALLY ON APRIL 30TH
    CANADA                                        CONNECTOR

----------------------    -----------------   -------------------------   ---------------   -----------------------------
       PCT, Inc.               11.01.10          TRANSITION JOINT FOR        IN FORCE          02.20.03
                                                  MICROWAVE PACKAGE
          USA
----------------------    ------------------   ------------------------   ----------------   -----------------------------
       PCT, Inc.               11.01.10          METHOD OF MAKING SEALED     IN FORCE          11.05.03
                                                  TRANSITION JOINT
          USA
----------------------    ------------------   ------------------------   ----------------   -----------------------------
       PCT, Inc.               09.26.05          TUBULAR                     IN FORCE          No further fees due
                                                  BI-METAL CONNECTOR
          USA
----------------------    ------------------   ------------------------   ----------------   -----------------------------

__________________

(2) Assignment to PCT, Inc. not yet recorded in UK; we are the following up to record.

                      PACIFIC AEROSPACE & ELECTRONICS, INC.
                               PATENT STATUS CHART

      APPLICANT/          ATTORNEY DOCKET
   ASSIGNEE COUNTRY             NO.         INVENTORS               SERIAL NO.          FILE DATE       PATENT NO.
   ------------------     ---------------   -------------------     ---------           ---------       ----------
  Pacific Aerospace &        42474/900      David N. Crane          09/200,204          11.25.98        6,150,772
   Electronics, Inc.




          USA


   ------------------     ---------------   -------------------     ---------           ---------       ----------
  Pacific Aerospace &        42474/901      Herman L. ("Jack")      09/302,590          04.30.99
Electronics, Inc.(3)                        Jones; Edward A.
                                            Taylor
          USA

   ------------------     ---------------   -------------------     ---------           ---------       ----------
  Pacific Aerospace &        42474/902      Herman L. ("Jack")      09/303,196          04.30.99        6,284,389
   Electronics, Inc.                        Jones; Edward A.
                                            Taylor
          USA


   ------------------     ---------------   -------------------     ---------           ---------       ----------


      APPLICANT/
   ASSIGNEE COUNTRY       ISSUE DATE       EXPIRATION DATE         TITLE                           STATUS
   ------------------     ----------       ---------------  ----------------------------           ----------------
  Pacific Aerospace &      11.21.00        11.25.18         GAS DISCHARGE LAMP CONTROLLER          IN FORCE
   Electronics, Inc.

          USA
   ------------------     ----------       ---------------  ----------------------------           ----------------
 Pacific Aerospace &                                        ELECTRONICS PACKAGES HAVING A          PENDING; Claims
Electronics, Inc.(3)                                        COMPOSITE STRUCTURE AND METHODS FOR    allowed; Issue Fee
                                                            MANUFACTURING SUCH ELECTRONICS         paid and formal
          USA                                               PACKAGES                               drawings submitted.
   ------------------     ----------       ---------------  ----------------------------           ----------------
  Pacific Aerospace &      09.04.01           04.30.19      COMPOSITE MATERIALS AND METHODS FOR    IN FORCE
   Electronics, Inc.                                        MANUFACTURING COMPOSITE MATERIALS

          USA
   ------------------     ----------       ---------------  ----------------------------           ----------------


      APPLICANT/            MAINTENANCE
   ASSIGNEE COUNTRY         FEE DUE DATES
   ------------------       ----------------------
  Pacific Aerospace &       BROADENING REISSUE
   Electronics, Inc.        DEADLINE 11.21.02;
                            MAINT. FEES DUE:

                            05.21.04,

          USA               05.21.08,
                            05.21.12

   ------------------       ----------------------
  Pacific Aerospace &
Electronics, Inc.(3)

          USA

   ------------------       ----------------------
  Pacific Aerospace &       BROADENING REISSUE
   Electronics, Inc.        DEADLINE 09.04.03;
                            MAINT. FEES DUE:
          USA               03.04.05
                            03.04.09
                            03.04.13
   ------------------       ----------------------

      (3) Mr. Jones holds a Security Interest in these applications but has consented to the granting by the Company of a second priority perfected security interest in these applications in favor of the Collateral Agent.

      APPLICANT/          ATTORNEY DOCKET
   ASSIGNEE COUNTRY             NO.         INVENTORS               SERIAL NO.          FILE DATE       PATENT NO.
   ------------------     ---------------   -------------------     ---------           ---------       ----------
  Pacific Aerospace &         42474/        Herman L. ("Jack")           EP 00          11.15.01
   Electronics, Inc.                        Jones; Edward A.           `928'580.0
                             901-2.EP       Taylor                    Nat'l phase
                                                                           of
                                                                     PCT/US00/11579
        EUROPE

------------------------ ------------------ ----------------------- ----------------- -------------- -----------------


      APPLICANT/                                                                                       MAINTENANCE
   ASSIGNEE COUNTRY       ISSUE DATE       EXPIRATION DATE         TITLE                  STATUS       FEE DUE DATES
   ------------------     ----------       ---------------  ----------------------------  -----------  -------------
  Pacific Aerospace &                                       COMPOSITE ELECTRONICS         PENDING.
   Electronics, Inc.                                        PACKAGES AND METHODS FOR
                                                            MANUFACTURE
        EUROPE
   ------------------     ----------       ---------------  ----------------------------  -----------  -------------

                          SEISMIC SAFETY PRODUCTS, INC.
                               PATENT STATUS CHART

   APPLICANT/
   PATENTEE/          ATTORNEY DOCKET
ASSIGNEE COUNTRY           NO.           INVENTORS         SERIAL NO.        FILE DATE        PATENT NO.      ISSUE DATE
------------------    ---------------  --------------      ----------        ---------        ---------       ----------
Seismic Safety           42474/28      James C. McGill                       03.07.88         4,903,720        02.27.90
Prods., Inc.

USA                      McGill 1
------------------    ---------------  --------------      ----------        ---------        ---------       ----------
Seismic Safety           42474/28      James C. McGill                       02.26.91         5,119,841        06.09.92
Prods., Inc.
                          McGill 2
USA
------------------    ---------------  --------------      ----------        ---------        ---------       ----------
Seismic Safety           42474/28      James C. McGill,                      11.09.93         5,409,031       04.25.95
Prods., Inc.                           Antonio F.
                                       Fernandez
                          McGill 3
USA
------------------    ---------------  --------------      ----------        ---------        ---------       ----------
Seismic Safety           42474/28      James C. McGill,                      03.13.95         5,704,385       01.06.98
Prods., Inc.                           Antonio F.
                                       Fernandez

                          McGill 4
USA
------------------    ---------------  --------------      ----------        ---------        ---------       ----------


   APPLICANT/
   PATENTEE/                                                                                   MAINTENANCE FEE
ASSIGNEE COUNTRY           EXPIRATION DATE              TITLE                     STATUS          DUE DATES
------------------         ---------------    ---------------------------        ---------     ---------------
Seismic Safety             03.07.08            SAFETY SHUTOFF DEVICE             IN FORCE      All fees paid
Prods., Inc.

USA
------------------         ---------------    ---------------------------        --------      ---------------
Seismic Safety             02.26.11           SAFETY SHUT OFF APPARATUS          IN FORCE      12.09.03
Prods., Inc.

USA
------------------         ---------------    ---------------------------        --------      ---------------
Seismic Safety             04.25.12           SAFETY SHUT OFF VALVE              IN FORCE      10.25.02,
Prods., Inc.                                                                                   10.25.06


USA
------------------         ---------------    ---------------------------        --------      ---------------
Seismic Safety             01.06.15           AUTOMATIC AND MANUALLY             IN FORCE      07.06.05,
Prods., Inc.                                  OPERABLE SAFETY SHUTOFF
                                              VALVE
                                                                                               07.06.09
USA
------------------         ---------------    ---------------------------        --------      ---------------

                            AEROMET INTERNATIONAL PLC
                               PATENT STATUS CHART

     APPLICANT/
     PATENTEE/
     ASSIGNEE         ATTORNEY DOCKET
     COUNTRY                NO.             INVENTORS          SERIAL NO.       FILING DATE       PATENT NO.      ISSUE DATE
------------------    ---------------       ---------          ----------       -----------       ----------      ----------
 Aeromet Int'l PLC                                             9804599.0        03.05.98
                                                               (initial)
         UK
                                                               9904741.7
                                                                (final)
------------------    ---------------       ---------          ----------       -----------       ----------      ----------
 Aeromet Int'l PLC                                             99104277.1


       EUROPE

------------------    ---------------       ---------          ----------       -----------       ----------      ----------
 Aeromet Int'l PLC                                              2264214

       CANADA
------------------    ---------------       ---------          ----------       -----------       ----------      ----------
   Aeromet Int'l         A00009359           Butler            09/262,446         03.04.99        6,126,898        10.03.00
                         US

        USA                                                                     priority to
                                                                                  03.05.98
------------------    ---------------       ---------          ----------       -----------       ----------      ----------
   Aeromet Int'l                                                11-57989


       JAPAN
------------------    ---------------       ---------          ----------       -----------       ----------      ----------


     APPLICANT/
     PATENTEE/
     ASSIGNEE                                                                                               MAINTENANCE FEE DUE
     COUNTRY               EXPIRATION DATE              TITLE                       STATUS                  DATES
------------------         ---------------    --------------------------        -------------------         --------------------
 Aeromet Int'l PLC                            CAST ALUMINUM-COPPER ALLOY        PENDING; no further
                                                                                information.
         UK


------------------         ---------------    --------------------------        -------------------         --------------------
 Aeromet Int'l PLC                            CAST ALUMINUM-COPPER ALLOY        PENDING; no further
                                                                                information.

       EUROPE

------------------         ---------------    --------------------------        -------------------         --------------------
 Aeromet Int'l PLC                            CAST ALUMINUM-COPPER ALLOY        PENDING; no further
                                                                                information.
       CANADA
------------------         ---------------    --------------------------        -------------------         --------------------
   Aeromet Int'l               03.04.19       CAST ALUMINUM-COPPER ALLOY        IN FORCE                    BROADENING REISSUE
                                                                                                            DEADLINE 10.03.02;
                                                                                                            MAINT. FEES DUE:
        USA                                                                                                 04.03.04, 04.03.08,
                                                                                                            04.03.12
------------------         ---------------    --------------------------        -------------------         --------------------
   Aeromet Int'l                              CAST ALUMINUM-COPPER ALLOY        PENDING; no further
                                                                                information.

       JAPAN
------------------         ---------------    --------------------------        -------------------         --------------------

                           TRADEMARK STATUS REPORT FOR
                      PACIFIC AEROSPACE & ELECTRONICS, INC.



                        CLIENT/
    ASSIGNMENT         MATTER NO.            MARK              COUNTRY      SERIAL NO.       FILING DATE
--------------------  ------------   ----------------------  -----------  ---------------  ---------------
PCT, Inc.               42174/10     KRYOFLEX                USA          73/117,580        03.01.77




--------------------  ------------   ----------------------  -----------  ---------------  ---------------
PCT, Inc.               42174/11     HERMETIC ADVANTAGE      USA          74/521,789        05.03.94





--------------------  ------------   ----------------------  -----------  ---------------  ---------------

PCT, Inc.               42174/12     PARTNERS WITH           USA          74/522,844        05.03.94
                                     TOMORROW



--------------------  ------------   ----------------------  -----------  ---------------  ---------------
Seismic Safety          42174/16     NORTHRIDGE VALVE        USA          75/169,974        09.23.96
Products, Inc.



--------------------  ------------   ----------------------  -----------  ---------------  ---------------


                           REGISTRATION                                      INT'L
     ASSIGNMENT              NO./DATE             GOODS /SERVICES            CLASS                     STATUS
--------------------      --------------    ---------------------------   -----------   -------------------------------------
PCT, Inc.                 1,114,452         CERAMIC MATERIALS SOLD        10; 21        REGISTERED;
                                            AS A COMPONENT OF HEART
                          Mar. 6, 1979      PACEMAKERS                                  Next renewal due 03.06.09
--------------------      --------------    ---------------------------   -----------   ------------------------------------
PCT, Inc.                 1,998,984         ELECTRONIC COMPONENTS,         9            REGISTERED;
                                            NAMELY ELECTRONIC
                                            CONNECTORS AND                              SEC. 8/15 DECL due 9.10.01 - 9.10.02;
                          Sept. 10, 1996    HER-METIC SEALING                           Renewal due 3.10.06 - 9.10.06
                                            DEVICES
--------------------      --------------    ---------------------------   -----------   ------------------------------------

PCT, Inc.                 1,998,986         ELECTRONIC COMPONENTS,         9            REGISTERED;
                                            NAMELY ELECTRONIC
                                            CON-NECTORS AND
                          Sept. 10, 1996    HERMETIC SEALING                            Sec 8/15 Decl due 9.10.01 - 9.10.02;
                                            DEVICES FOR ELEC-TRONIC
                                            PACKAGES AND CONNECTORS
                                                                                        Renewal due 3.10.06 - 9.10.06
--------------------      --------------    ---------------------------   -----------   ------------------------------------
Seismic Safety            2,119,389         VALVES FOR NATURAL GAS         7            REGISTERED;
Products, Inc.                              DISTRIBUTION SYSTEMS
                          Dec. 9, 1997                                                  Sec 8/15 Decl due 12.9.02 - 12.9.03;

                                                                                        RENEWAL due 6.9.07 - 12.9.07
--------------------      --------------    ---------------------------   -----------   ------------------------------------

                                                                    SCHEDULE IV


                            ADDRESSES OF THE DEBTORS



         NAME OF DEBTOR                          STATE OF INCORPORATION              PRINCIPAL PLACE OF BUSINESS
         --------------                          ----------------------          ----------------------------------
Pacific Aerospace & Electronics, Inc.                 Washington                 430 Olds Station Road, Third Floor
                                                                                 Wenatchee, Washington 98801

Aeromet America, Inc.                                 Washington                 430 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Balo Precision Parts, Inc.                            Washington                 430 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Cashmere Manufacturing Co., Inc.                      Washington                 432 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Ceramic Devices, Inc.                                 Washington                 434 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Electronic Specialty Corporation                      Washington                 14511 NE 13th Avenue
                                                                                 Vancouver, WA 98685

Northwest Technical Industries, Inc.                  Washington                 2249 Diamond Point Road
                                                                                 Sequim, WA 98382

Pacific Coast Technologies, Inc.                      Washington                 434 Olds Station Road
                                                                                 Wenatchee, Washington 98801

PA&E International Inc.                               Washington                 430 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Seismic Safety Products, Inc.                         Washington                 430 Olds Station Road
                                                                                 Wenatchee, Washington 98801

Skagit Engineering & Manufacturing, Inc.              Washington                 500 Metcalf Street
                                                                                 Sedro-Woolley, WA 98284